UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

SYNERGY CHC CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-42374	99-0379440
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

865 Spring Street, Westbrook, Maine	04092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 321-2350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SNYR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On May 29, 2025, Synergy CHC Corp. (the “Company”) satisfied $12,713,858 of Company debt, previously owed to Knight Therapeutics International S.A. (“Knight”), through a combination of (i) a $10,000,000 cash repayment, (ii) an early payment discount of $1,213,858 and (iii) a conversion of $1,500,000 into equity (the “Equity Conversion”).

On June 11, 2025 (the “Initial Exercise Date”), the Company issued a pre-funded common stock purchase warrant (the “Pre-Funded Warrant”) to purchase up to 428,570 shares of common stock (each a “Warrant Share”), to Knight, in connection with the Equity Conversion. The Pre-Funded Warrant expires upon the earlier of the date the Pre-Funded Warrant is exercised in full, and June 11, 2026. The aggregate exercise price of the Pre-Funded Warrant, except for a nominal exercise price of $0.00001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.00001 per Warrant Share) shall be required to be paid by Knight to effect any exercise of the Pre-Funded Warrant. The Pre-Funded Warrant may be exercised, in whole or in part, by means of a “cashless exercise.” Pursuant to Section 2(f) of the Pre-Funded Warrant, the Pre-Funded Warrant will be automatically exercised via “cashless exercise” upon the earlier of (i) June 11, 2026, or (ii) the closing of the next sale of equity securities of the Company. The Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering to issue the Pre-Funded Warrant.

The description of the Pre-Funded Warrant is qualified in its entirety by the full text of the form of Pre-Funded Warrant which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2025

SYNERGY CHC CORP.

	By:	/s/ Jack Ross
	Name:	Jack Ross
	Title:	Chief Executive Officer

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